TRADE RECEIVABLES, NET - Schedule of Trade Receivables (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Trade receivables
Trade receivables from IFM services	$ 6,760,038	$ 3,979,175
Trade receivables from manpower outsourcing services	4,177,009	4,298,937
Trade receivables from other services	920,275
Subtotal:	11,857,322	8,278,112
Allowance for expected credit losses	(66,561)	(62,425)
Trade receivables, net	$ 11,790,761	$ 8,215,687